UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2005
                                                  --------------


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    000-28167                  52-2126573
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


  600 Telephone Ave, Anchorage, Alaska                             99503
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events

On April 18, 2005, Alaska Communications Systems Group, Inc. announced it has exercised an option with Crest Communications, LLC to assume ownership of certain strategic assets in Alaska. The press release is attached hereto as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Alaska Communications Systems Group, Inc. press release
                     dated April 18, 2005 (furnished pursuant to Item 8.01).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    April 18, 2005        Alaska Communications Systems Group, Inc.

                               /s/ David Wilson
                               ----------------
                               David Wilson,
                               Senior Vice President and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)